Exhibit 10.5

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Second Amendment”) is made and entered into as of the 19th day of October, 2015, by and between TNP SRT SUMMIT POINT, LLC, a Delaware limited liability company (“Seller”), and NEW MARKET-SUMMIT POINT, LLC, a Delaware limited liability company (“Buyer”).

RECITALS

WHEREAS, Seller and New Market Properties, LLC, a Maryland limited liability company (“New Market Properties”), entered into that certain Purchase and Sale Agreement dated as of September 25, 2015, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of October 7, 2015 (collectively, the “Agreement”), with respect to the Summit Point Shopping Center located in Fayetteville, Fayette County, Georgia, and being more particularly described in the Agreement;

WHEREAS, New Market Properties assigned its interest in the Agreement to Buyer pursuant to that certain Assignment and Assumption of Purchase and Sale Agreement made and entered into on October 15, 2015, and

WHEREAS, Seller and Buyer now desire to amend and modify the Agreement as set forth below.

NOW, THEREFORE, for and in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	All capitalized terms used herein and not otherwise defined shall have those meanings ascribed to such terms in the Agreement.

2.	The following language is hereby added as Section 15(z) to the Agreement:

“(z)         As part of this Agreement, Buyer is acquiring Seller’s leasehold interest under that certain Lease Agreement dated June 6, 2003, by and between Oddo 85 Property II, LLC, a Georgia limited liability company (“Oddo 85”), and Seller (as successor-in-interest to CP Summit Retail, LLC, a Georgia limited liability company, by unrecorded assignment), as evidenced by that certain Memorandum of Ground Lease by and between Oddo 85 and Seller, dated as of June 6, 2003, filed August 7, 2003 and recorded in Deed Book 2287, Page 176, records of the Superior Court of Fayette County, Georgia, and as amended by that certain First Amendment to Lease Agreement dated as of July 21, 2003 (collectively, the “Ground Lease”). Buyer has requested that Seller obtain an estoppel certificate from Oddo 85 in connection with the Ground Lease, the form of which estoppel is attached hereto as Exhibit A (the “Oddo 85 Estoppel Certificate”). It shall be a Buyer Closing Condition that the Oddo 85 Estoppel Certificate is delivered to Buyer on or before the Closing, and that, when delivered, it allege no material defaults, offsets, or claims against Seller. Notwithstanding the foregoing, in the event the Oddo 85 Estoppel Certificate is not delivered to Buyer on or before October 27, 2015, the Closing Date shall be automatically extended to the later of: (i) the first Business Day on which all other Buyer Closing Conditions (excluding the Buyer Closing Condition set forth in this Section 15(z)) are satisfied, or (ii) the third (3rd) Business Day following the date on which the Buyer Closing Condition set forth in this Section 15(z) is satisfied; provided, however, that in no event shall the Closing Date be extended beyond November 13, 2015. In no event shall the failure of the delivery of the Oddo 85 Estoppel Certificate be deemed a default or breach by Seller of its obligations under this Agreement.”

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3.	Except as expressly amended herein, all terms and conditions of the Agreement remain in full force and effect.

4.	This Second Amendment may be executed via facsimile or electronic PDF counterpart and a facsimile or PDF signature page shall be deemed an original for purposes of this Second Amendment.

[SIGNATURE PAGES FOLLOW]

Second Amendment to Purchase and Sale Agreement Page 2 of 4

IN WITNESS WHEREOF, the parties have hereto signed, sealed, and delivered this Second Amendment as of the date first above written.

SELLER:

TNP SRT SUMMIT POINT, LLC,
a Delaware limited liability company

By:	/s/ Andrew Batinovich
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Second Amendment to Purchase and Sale Agreement Page 3 of 4

BUYER:

NEW MARKET-SUMMIT POINT, LLC, a Delaware limited
liability company

By:	Sunbelt Retail, LLC, a Delaware limited liability
Company, its Manager

By:	New Market Properties, LLC, a Maryland
limited liability company, its sole Member

By:	Preferred Apartment Communities
Operating Partnership, L.P., a Delaware
limited partnership, its sole Member

By:	Preferred Apartment Advisors, LLC,
a Delaware limited liability company,
its authorized agent

By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain, Senior Vice
President, General Counsel and
Secretary

Second Amendment to Purchase and Sale Agreement Page 4 of 4

EXHIBIT A

LESSOR ESTOPPEL CERTIFICATE

To:	New Market-Summit Point, LLC (“Buyer”)
State Farm Life Insurance Company (“Lender”)
Chicago Title Insurance Company (“Title Company”)
TNP SRT Summit Point, LLC (“Tenant”)

Dated: October ___, 2015

Re:	Lease Agreement dated June 6, 2003, by and between Oddo 85 Property II, LLC, a Georgia limited liability company (“Landlord”), and Tenant, successor-in-interest to CP Summit Retail, LLC, a Georgia limited liability company, by unrecorded assignment, as evidenced by that certain Memorandum of Ground Lease by and between Landlord and Tenant, dated as of June 6, 2003, filed August 7, 2003 and recorded in Deed Book 2287, Page 176, records of the Superior Court of Fayette County, Georgia, and as amended by that certain First Amendment to Lease Agreement dated as of July 21, 2003 (collectively, the “Lease”)

Ladies and Gentlemen:

Buyer has entered into an agreement to acquire Tenant’s leasehold interest in the Premises under the Lease, the Lender will be making a loan (the “Loan”) to Buyer in connection with Buyer’s acquisition of Tenant’s leasehold interest in the “Premises” (as defined in the Lease) (the “Premises”), and the Title Company will be insuring the title to the Lease. For reference, a copy of the Lease is attached hereto as Exhibit A and incorporated herein. The undersigned, as Landlord under the Lease, acknowledges the right of Buyer, Lender, Title Company and Tenant to rely upon the statements and representations of the undersigned contained in this certificate, and further acknowledges that Buyer will be acquiring Tenant’s leasehold interest in the Premises under the Lease, Title Company will be insuring the title to the Lease, and Lender will be making the Loan in material reliance on this certificate. Given the foregoing, Landlord hereby certifies to Buyer, Lender, Title Company and Tenant (and their respective successors and assigns) with respect to the Lease, as follows:

1.	Landlord is the owner of the fee simple estate in the Premises and is the Landlord under the Lease.

2.	To the best of Landlord’s knowledge, Tenant is the owner of the leasehold estate in the Premises and is the tenant under the Lease.

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3.	The Lease in full force and effect in accordance with its terms, and has not been further assigned, supplemented, modified or otherwise amended, except as set forth above.

4.	To the best of Landlord’s knowledge, Tenant is not in default of its obligations under the Lease, nor is there any existing condition that could give rise to such a default after notice and/or failure to cure.

5.	To the best of Landlord’s knowledge, Tenant has no offsets, counterclaims, defenses, deductions or credits whatsoever with respect to the Lease.

6.	As of the date hereof, no unpaid basic rent or unpaid additional rent is due from Tenant under the Lease, the basic rent currently payable by Tenant under the Lease is $13,800 per annum, and basic rent due under the Lease has been paid through December 31, 2015.

7.	The term of the Lease shall expire on December 31, 2064, subject to termination prior to scheduled expiration as provided in the Lease, and there are no renewal periods.

8.	There are currently no mortgages, deeds of trust or other security interests encumbering Landlord’s fee interest in the Premises.

Very truly yours,

LANDLORD:

ODDO 85 PROPERTY II, LLC, a Georgia limited liability company

By:
Name:
Its:

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EXHIBIT A

Copy of Lease

[attached]

Second Amendment to Purchase and Sale Agreement Exhibit A – Lessor Estoppel Certificate Exhibit A – Copy of Lease